UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

YANEX GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	333-175146	99-0363803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9830 6th Street, Suite 103 Rancho Cucamonga, California	91730
(Address of principal executive offices)	(Zip Code)

(855) 476-7679

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01

Other Events.

Name Change

On October 4, 2016, Yanex Group, Inc. (the “Company”) filed to change its name to Proto Script Pharmaceutical Corp. The name change will be effected through a parent/subsidiary short-form merger of the Company and its wholly-owned subsidiary, Proto Script Pharmaceutical Corp., a Nevada (the “Subsidiary”), under Section 92A.180 of the Nevada Revised Statutes (“NRS”). Pursuant to an Agreement of Merger, dated September 9, 2016 (the “Merger Agreement”), between the Company and the Subsidiary, effective October 13, 2016, the Subsidiary will merge with and into the Company and the Company will cease to exist (the “Merger”). The Company will be the surviving entity and will adopt the Subsidiary’s name in the Merger.

To effectuate the Merger, the Company filed Articles of Merger and the Merger Agreement with the Nevada Secretary of State on October 4, 2016. Copies of the Articles of Merger and Merger Agreement are filed as Exhibits 2.01 and 3.01b, respectively, to this Form 8-K and are incorporated by reference herein.

The Merger was approved by the boards of directors of the Company and the Subsidiary on September 27, 2016. In accordance with NRS Section 92A.180, stockholder approval was not required.

Forward Split

On September 27, 2016, the Company’s Board of Directors authorized a ten-for-one (10:1) forward stock split (the “Forward Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for shareholders of record as of 5:00 pm (Eastern Time) on September 27, 2016, (the “Record Date”). The forward split was approved by special resolution passed by a majority of the Company’s shareholders on the same date.

As a result, once the Forward Split is declared effective by the Financial Industry Regulatory Authority (“FINRA”), the issued and outstanding shares of common stock will increase from 33,048,000 to 330,480,000. Fractional shares will be rounded up to the nearest whole. The Forward Split shares are payable upon surrender of certificates to the Company's transfer agent. The effectiveness of the Name Change and Forward Stock Split is subject to approval by FINRA.

The Company has submitted an Issuer Company-Related Action Notification Form to FINRA regarding the Name Change and Forward Stock Split. FINRA’s approval of the Name Change and Forward Stock Split is currently pending.

The Company will file a subsequent Current Report on Form 8-K upon receipt of approval from FINRA announcing the effectiveness of the Name Change, and Forward Stock Split. A copy of the Certificate of Change is filed hereto as Exhibit 3.01c, and is incorporated herein by reference.

Also, in conjunction with the Name Change, a new CUSIP number has been assigned to the Company’s Common Stock. The new CUSIP number is 74373V105 and became effective as of October 5, 2016.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description
2.01	Agreement and Plan of Merger by and between the Company and its wholly owned subsidiary Proto Script Pharmaceutical Corp., dated September 9, 2016, filed herewith.
3.01a	Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on June 27, 2011 as Exhibit 3.1).
3.01b	Articles of Merger filed October 4, 2016, filed herewith.
3.01c	Certificate of Change relating to Forward Stock Split filed October 3, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANEX GROUP, INC.

Date: October 5, 2016	By:	/s/ Michelle Rico
Michelle Rico, President